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                                                                  EXHIBIT 10.3.1


                            FIRST AMENDMENT TO THE
                  AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

     THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this "Amendment") is entered into as of July 19, 2000 among Spinnaker Exploration Company, a Delaware corporation (the "Corporation"), Warburg, Pincus Ventures, L.P., ("WPV"), Seismic Energy Holdings, Inc., a Delaware corporation ("SESI"), Roger L. Jarvis and James M. Alexander.

                                  WITNESSETH:

     WHEREAS, WPV, SESI, Roger L. Jarvis and James M. Alexander (collectively, the "Parties" and each a "Party") together constitute the "Required Holders" as such term is defined in Section 1.1 of the Amended and Restated Stockholders Agreement dated as of September 27, 1999 (the "Stockholders Agreement").

     WHEREAS, pursuant to Section 5.1 of the Stockholders Agreement, the Parties desire to amend the Stockholders Agreement as set forth in this Amendment.

     NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:


                                   ARTICLE I
                                 DEFINED TERMS

     Section 1.1 DEFINED TERMS. Except as otherwise provided herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Stockholders Agreement.


                                  ARTICLE II
                                   AMENDMENT


     SECTION 2.1 AMENDMENT. Section 3 of Exhibit A to the Stockholders Agreement is hereby amended by adding the following provision immediately after clause b of Section 3:

     "c. Notwithstanding the foregoing contained in this Section 3, none of the Holders of Registrable Securities shall have any rights pursuant to this Section 3 with respect to the registration statement of the Corporation filed on July 18, 2000 or any amendments or supplements thereto (the "Registration Statement") provided that any offering of securities contemplated by such Registration

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          Statement shall have been consummated on or before October 31, 2000."


                                  ARTICLE III
                                 MISCELLANEOUS

     SECTION 3.1 EXTENT OF AMENDMENTS AND REFERENCES. Except as otherwise expressly provided herein, the terms and conditions of the Stockholders Agreement (or any attachments or schedules thereto) shall not be amended, modified or affected by this Amendment and shall remain in full force and effect.

     SECTION 3.2 COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all of which together shall constitute one and the same instrument.

                                     SPINNAKER EXPLORATION COMPANY


                                     By: /s/ ROGER L. JARVIS
                                         --------------------
                                         Roger L. Jarvis
                                         President

                                     WARBURG, PINCUS VENTURES, L.P.
                                     By:  Warburg Pincus & Co., Inc.,
                                              its general partner


                                     By: /s/ JEFFREY A. HARRIS
                                         ----------------------
                                         Jeffrey A. Harris
                                         Managing Director

                                     SEISMIC ENERGY HOLDINGS, INC.


                                     By: /s/ SEAN M. GORE
                                         ----------------------
                                     Name: Sean M. Gore
                                     Title: V. P. Finance


                                         /s/ ROGER L. JARVIS
                                     --------------------------
                                     Roger L. Jarvis


                                         /s/ JAMES M. ALEXANDER
                                     --------------------------
                                     James M. Alexander

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